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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




                       Date of Report: September 13, 2000
               Date of Earliest Event Reported: September 10, 2000

                         Commission file number 1-10994

                        PHOENIX INVESTMENT PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)





               DELAWARE                             95-4191764
       (State of Incorporation)        (I.R.S. Employer Identification No.)


      56 Prospect St., Hartford,
        Connecticut  06115-0480                   (860) 403-5000
(Address of principal executive offices)  (Registrant's telephone number)



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


Item 1 and Item 5.  Changes in Control of the Registrant and Other Events.

On September 10, 2000, Phoenix Investment Partners, Ltd. ("Phoenix Investment Partners") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Phoenix Home Life Mutual Insurance Company ("Phoenix Home
Life") and Phoenix Home Life's wholly owned subsidiary PM Holdings, Inc. ("Phoenix Holdings"). Pursuant to the Merger Agreement, Phoenix Holdings will acquire the remaining outstanding shares of Phoenix Investment Partners that Phoenix Holdings does not already own for $15.75 per share by means of a merger of a newly-formed, wholly-owned subsidiary of Phoenix Holdings, "Acquisition Co.", with and into Phoenix Investment Partners (the "Merger").

The Merger is subject to approval by Phoenix Investment Partners shareholders, as well as other closing conditions as set forth in the Merger Agreement.

A copy of the Merger Agreement is attached as Exhibit 2(h) hereto and is incorporated herein by reference. Phoenix Investment Partners issued a press release on September 11, 2000 describing the acceptance of the offer from Phoenix Home Life. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Other Exhibits.

(c)   Exhibits.

           Exhibit No.  Description
           -----------  -----------

            2(h) Agreement and Plan of Merger, dated September 10, 2000, among PM Holdings, Inc. and Phoenix Investment Partners, Ltd. and Phoenix Home Life Mutual Insurance Company

            99.1        Press release dated September 11, 2000

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Phoenix Investment Partners, Ltd.

September 13, 2000                   /s/ William R. Moyer
                                    -----------------------------------------
                                    William R. Moyer, Chief Financial Officer

                                                                    Exhibit 99.1

Monday September 11, 10:34 am Eastern Time

Press Release

Phoenix Investment Partners Accepts Offer from Phoenix Home Life Mutual Insurance Co. to Purchase All Outstanding Shares

HARTFORD, Conn.--(BUSINESS WIRE)--Sept. 11, 2000--Phoenix Investment Partners, Ltd. (NYSE: PXP - news) today announced that its Board of Directors has accepted Phoenix Home Life Mutual Insurance Company's ("Phoenix") offer to purchase, for a price of $15.75 per share, the remaining outstanding PXP common shares that Phoenix does not already own.

Phoenix currently owns 26,400,000 shares or 58 percent of the 45,175,455 shares of PXP common stock outstanding as of August 31, 2000.

A special committee of Phoenix Investment Partners' independent directors recommended that the full Board accept the offer. The Board unanimously voted to approve a merger between the two companies and recommended the transaction to PXP shareholders, who will vote on the offer at a shareholder meeting expected this fall. A proxy will be mailed to PXP shareholders as soon as practical. A majority vote of all PXP shareholders is required.

The special committee consisted of independent directors John T. Anderson,  Glen
D. Churchill, James M. Oates, Donna F. Tuttle, Ferdinand L. J. Verdonck, and David A. Williams. The special committee's financial advisor is Salomon Smith Barney, Inc., and Lord, Bissell & Brook is its legal counsel in connection with the transaction.

"I view Phoenix' purchase of all PXP stock as a strong, public acknowledgement of the successful company we have built - a recognized leader in managing wealth for individuals and institutions," said Phil McLoughlin, Chairman and CEO, Phoenix Investment Partners.

Phoenix Investment Partners, Ltd. (NYSE: PXP - news), with more than $60 billion in assets under management, is a leading U.S. investment management company providing individuals and institutions with access to eight boutique money managers, a full range of distinct investment disciplines, and a variety of money management services. The company is headquartered in Hartford, Connecticut, which also is home to Phoenix. For additional information, visit www.phoenixinvestments.com.

Contact:

   News Media:
   E. F. (Rick) Goulart,
   Vice President - Corporate Communications
   860/403-5771
     OR
   Finanical Analysts:
   William R. Moyer,
   Executive Vice President and Chief Financial Officer
   860/403-1959

                                                                    Exhibit 2(h)

                                                          Execution Copy

                          AGREEMENT AND PLAN OF MERGER

                                      among

                                PM HOLDINGS, INC.

                                       and

                        PHOENIX INVESTMENT PARTNERS, LTD.

                                       and

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                         Dated as of September 10, 2000

                                Table of Contents
                                -----------------
                                                                    Page
                                                                    ----

ARTICLE I.      The Merger.............................................1

   Section 1.1  Formation of Acquisition Co............................1

   Section 1.2  The Merger.............................................1

   Section 1.3  Effective Time.........................................2

   Section 1.4  Closing................................................2

   Section 1.5  Certificate of Incorporation; By-laws; Officers and Directors..........................................2

   Section 1.6  Effect on Common Stock.................................2

   Section 1.7  Dissenting Shares......................................3

   Section 1.8  Stock Options..........................................4

   Section 1.9  Exchange of Certificates...............................4

   Section 1.10 Proxy Statement and Schedule 13E-3.....................7

   Section 1.11 Additional Agreement and Provisions....................8


ARTICLE II.     Representations and Warranties of PXP..................8

   Section 2.1  Organization of PXP and its Subsidiaries...............8

   Section 2.2  Capitalization of PXP Ownership........................9

   Section 2.3  Subsidiaries of PXP....................................9

   Section 2.4  Authorization..........................................9

   Section 2.5  Fairness Opinion and Approval by the Committee........11

   Section 2.6  Brokers and Finders...................................11

   Section 2.7  Proxy Statement and other Disclosure Documents........11

   Section 2.8  SEC Documents; Undisclosed Liabilities................12

                                Table of Contents
                                -----------------
                                   (continued)
                                                                    Page
                                                                    ----

   Section 2.9  Absence of Certain Changes or Events..................12

   Section 2.10 No Undisclosed Material Liabilities...................13

   Section 2.11 Compliance with Laws and Court Orders.................14


ARTICLE III.    Representations and Warranties of PMH.................14

   Section 3.1  Organization of PMH...................................14

   Section 3.2  Organization and Authority of Acquisition Co..........14

   Section 3.3  Authorization.........................................14

   Section 3.4  Brokers and Intermediaries............................16

   Section 3.5  PXP Disclosure Document...............................16

   Section 3.6  Financial Ability.....................................16


ARTICLE IV.     Certain Covenants and Agreements......................16

   Section 4.1  Announcement..........................................16

   Section 4.2  Notification of Certain Matters.......................16

   Section 4.3  Directors' And Officers' Indemnification..............17

   Section 4.4  Stockholder Meeting...................................17


ARTICLE V.      Conditions Precedent..................................17

   Section 5.1  Conditions to each Party's Obligation to Effect the Merger............................................17

   Section 5.2  Conditions to the Obligation of PXP to Effect
                the Merger............................................18

   Section 5.3  Conditions to the Obligation of PMH to Cause
                Acquisition Co. to Effect the Merger..................18

                                Table of Contents
                                -----------------
                                   (continued)
                                                                    Page
                                                                    ----

ARTICLE VI.     Termination, Amendment and Waiver.....................19

   Section 6.1  Termination...........................................19

   Section 6.2  Effect of Termination.................................20

   Section 6.3  Amendment.............................................20

   Section 6.4  Waiver................................................20


ARTICLE VII.    Miscellaneous.........................................20

   Section 7.1  Definitions...........................................20

   Section 7.2  Performance Guarantee by PHL..........................23

   Section 7.3  Non-survival of Representations and Warranties........23

   Section 7.4  Expenses..............................................23

   Section 7.5  Applicable Law........................................23

   Section 7.6  Notices...............................................23

   Section 7.7  Entire Agreement......................................25

   Section 7.8  Assignment............................................25

   Section 7.9  Headings References...................................25

   Section 7.10 Counterparts..........................................25

   Section 7.11 No Third Party Beneficiaries..........................25

   Section 7.12 Severability; Enforcement.............................26

      AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of September 10, 2000, by and among PM Holdings, Inc., a Connecticut corporation ("PMH"), Phoenix Investment Partners, Ltd., a Delaware corporation ("PXP"), and for the purposes of Section 7.2 and Section 7.8 only, Phoenix Home Life Mutual Insurance Company, a New York mutual life insurance company ("PHL").

                                    RECITALS:

      A. PMH currently owns approximately 57% of the outstanding common stock, par value $.01 per share, of PXP (the "PXP Common Stock").

      B. PMH desires to acquire all of the shares of PXP Common Stock not owned by it, and to provide for the payment of $15.75 per share in cash for all such shares, by means of a merger of a newly-formed, wholly-owned subsidiary of PMH ("Acquisition Co.") with and into PXP in accordance with Section 251 of the Delaware General Corporation Law (the "DGCL"), upon the terms and subject to the conditions of this Agreement (the "Merger").

      C. The Board of Directors of PXP, upon the recommendation of a Committee of independent directors (the "Committee"), has unanimously approved this Agreement and the Merger and deems the Merger advisable and in the best interests of the stockholders of PXP.

      D. All capitalized terms used in this Agreement have the meaning specified in Section 7.1.

                                   ARTICLE I.
                                   The Merger

      Section 1.1. Formation of Acquisition Co. Prior to consummation of the Merger, PMH will incorporate and organize Acquisition Co. as a Delaware corporation and contribute to Acquisition Co., in exchange for all of the issued and outstanding shares of common stock of Acquisition Co., par value $.01 per share (the "Acquisition Co. Common Stock"), all shares of PXP Common Stock owned by PMH, which shares will constitute at least a majority of the issued and outstanding shares of PXP Common Stock.

      Section 1.2. The Merger. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, Acquisition Co. will be merged with and into PXP, the separate existence of Acquisition Co. will cease, and PXP will continue as the surviving corporation (the "Surviving Corporation"). The Merger will have the effects as provided by the DGCL and other applicable law.

      Section 1.3. Effective Time. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article V, Acquisition Co. and PXP will file with the Secretary of State of the State of Delaware a certificate of merger (the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL. The Merger will become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such other time as is permissible in accordance with the DGCL and as PMH and PXP may agree and as specified in the Certificate of Merger (the time the Merger becomes effective, the "Effective Time").

      Section 1.4. Closing. The closing of the Merger (the "Closing") will take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022 at 10:00 a.m. (New York time) on the date of the satisfaction of the conditions provided in Article V, or at such other time (the "Closing Date") and place as PMH and PXP may agree.

      Section 1.5.Certificate of Incorporation; By-laws; Officers and Directors. Pursuant to the Merger:

(a)the Certificate of Incorporation and By-laws of PXP as in effect immediately prior to the Effective Time will be the Certificate of Incorporation and By-laws of the Surviving Corporation following the Merger, until thereafter changed or amended as provided in such Certificate of Incorporation or By-laws and in accordance with applicable law;

(b)the directors of Acquisition Co. will be the directors of the Surviving Corporation following the Merger until the earlier of (i) their death, resignation or removal or (ii) such time as their respective successors are duly elected or appointed and qualified; and

(c)the officers of PXP immediately prior to the Effective Time will be the officers of the Surviving Corporation until the earlier of (i) their death, resignation or removal or (ii) such time as their respective successors are duly elected or appointed and qualified.

      Section 1.6. Effect on Common Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of Acquisition Co., PXP or the holders of any shares of PXP Common Stock:

(a)Common Stock of Acquisition Co. Each share of the Acquisition Co. Common Stock that is issued and outstanding immediately prior to the Effective Time will be converted into and become one share of the common stock, par value $.01 per share, of the Surviving Corporation (the "Surviving Corporation Common Stock").

(b)Common Stock of PXP.   Subject to Section 1.6(c), Section 1.6(d), and Section
1.7:

(i) each share of PXP Common Stock that is issued and outstanding immediately prior to the Effective Time (including all issued and outstanding shares of PXP Common Stock subject to restrictions under any PXP incentive compensation plans) will be converted into and become the right to receive $15.75 in cash (the "Merger Consideration"), and, when so converted, will automatically be canceled and retired and will cease to exist; and

(ii) each holder of a certificate representing any such shares of PXP Common Stock will cease to have any rights with respect to such shares to the extent such certificate represents such shares, except for the right to receive the Merger Consideration allocable to the shares formerly represented by such certificate upon surrender of such certificate in accordance with Section 1.9.

(c)Cancellation of Treasury Stock. Each share of PXP Common Stock that is owned immediately prior to the Effective Time by PXP or any Subsidiary of PXP that constitutes treasury stock in the hands of its holder, will be canceled and retired and will cease to exist, no consideration will be delivered in exchange for such share, and each holder of a certificate representing any such shares will cease to have any rights with respect to such shares.

(d)PXP Common Stock Held by Acquisition Co. Each share of PXP Common Stock that is owned immediately prior to the Effective Time by Acquisition Co. will be canceled and retired and will cease to exist, no consideration will be delivered in exchange for such share, and Acquisition Co. will cease to have any rights with respect to any certificates representing any such shares.

      Section 1.7. Dissenting Shares

(a)Notwithstanding anything in this Agreement to the contrary, shares of PXP Common Stock outstanding immediately prior to the Effective Time and held by a holder who has demanded and perfected such holder's right to appraisal of such shares in accordance with Section 262 of the DGCL (the "Dissenting
   Shares") will not be converted into the right to receive the Merger Consideration, but their holder will instead be entitled to such rights as are afforded under the DGCL with respect to Dissenting Shares, unless such holder fails to perfect or withdraws or otherwise loses its right to appraisal.

(b)If any holder of shares of PXP Common Stock who demands appraisal of its shares pursuant to the DGCL fails to perfect or withdraws or otherwise loses such holder's right to appraisal, at the later of the Effective Time or upon the occurrence of such event, such holder's Dissenting Shares will be converted into and will represent the right to receive the Merger Consideration, without interest, in accordance with Section 1.6(b).

(c)   PXP will give PMH:

 (i) prompt notice of any written demand for appraisal or payment of the fair value of any shares of PXP Common Stock, withdrawals of such demands, and any other instruments served pursuant to the DGCL received by PXP; and

 (ii)the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL.

(d)PXP will not voluntarily make any payment with respect to any demand for appraisal and will not settle or offer to settle any such demands, except with the prior written consent of PMH.

      Section 1.8. Stock Options. Immediately prior to the Effective Time, each outstanding option to purchase shares of PXP Common Stock granted under any PXP stock option or compensation plan or arrangement outstanding immediately prior to the Effective Time ("PXP Stock Option"), whether or not vested or exercisable:

(i)  will become fully vested and exercisable; and

(ii) will be converted into and become the right to receive from the Surviving Corporation, promptly following the Effective Time, an amount in cash equal to the amount by which the Merger Consideration exceeds the exercise price of the PXP Stock Option, and when so converted, will automatically be cancelled and retired and will cease to exist.

      Section 1.9. Exchange of Certificates.

(a)Exchange Agent. Prior to the Effective Time, PXP will appoint a bank or trust company to act as exchange agent (the "Exchange Agent") for the payment of the Merger Consideration. As of the Effective Time, PMH will have deposited, or caused to be deposited, with the Exchange Agent, for the benefit of the holders of shares of PXP Common Stock, the aggregate amount of cash payable under Section 1.6(b) in exchange for outstanding shares of PXP Common Stock in accordance with this Section 1.9 (the "Exchange Fund").

(b)Exchange Procedures.


(i) Promptly after the Effective Time, the Exchange Agent will mail to each holder of record of a certificate or certificates, which represented outstanding shares of PXP Common Stock immediately prior to the Effective Time, whose shares were converted into the right to receive cash pursuant to Section 1.6(b):

                  (1) a letter of  transmittal  (the  "Letter  of  Transmittal")
            specifying that delivery will be effected, and risk of loss and title to the certificates representing such shares of PXP Common Stock will pass, only upon delivery of the certificates representing such shares of PXP Common Stock to the Exchange Agent, which certificates must be in such form and have such other provisions as the Exchange Agent may reasonably specify; and

                  (2) instructions for use in effecting the surrender of the certificates representing such shares of PXP Common Stock, in exchange for the Merger Consideration.

(ii) Upon surrender to, and acceptance by, the Exchange Agent of a certificate or certificates formerly representing shares of PXP Common Stock, the holder will be entitled to the amount of cash into which the number of shares of PXP Common Stock formerly represented by such certificate or certificates surrendered have been converted under this Agreement.

(iii) The Exchange Agent will accept certificates formerly representing shares of PXP Common Stock upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange of the certificates in accordance with normal exchange practices.

(iv) After the Effective Time, no further transfers may be made on the records of PXP or its transfer agent of certificates representing shares of PXP Common Stock and if such certificates are presented to PXP for transfer, they will be canceled against delivery of the Merger Consideration allocable to the shares of PXP Common Stock represented by such certificate or certificates.

(v) If any Merger Consideration is to be remitted to a name other than that in which the certificate for the PXP Common Stock surrendered for exchange is registered, no Merger Consideration may be paid in exchange for such certificate unless:

                  (1) the certificate so surrendered is  properly endorsed, with signature guaranteed, or otherwise in proper form for transfer; and

                  (2) the person  requesting  such  exchange pays to PXP, or its transfer agent, any transfer or other taxes required by reason of the payment of the Merger Consideration to a name other than that of the registered holder of the certificate surrendered, or establishes to the satisfaction of PXP or its transfer agent that such tax has been paid or is not applicable.

(vi) Until surrendered as contemplated by this Section 1.9 and at any time after the Effective Time, each certificate for shares of PXP Common Stock will be deemed to represent only the right to receive upon such surrender the Merger Consideration allocable to the shares represented by such certificate as contemplated by Section 1.6(b). No interest will be paid or will accrue on any amount payable as Merger Consideration.

(c)No Further Ownership Rights in PXP Stock. The Merger Consideration paid upon the surrender for exchange of certificates formerly representing shares of PXP Common Stock in accordance with this Section 1.9 will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of PXP Common Stock formerly represented by such certificates.

(d)Termination  of  Exchange  Fund.  The  Exchange  Agent  will  deliver  to the
   Surviving Corporation any portion of the Exchange Fund (including any interest and other income received by the Exchange Agent in respect of all such funds) which remains undistributed to the holders of the certificates formerly representing shares of PXP Common Stock upon expiry of the period of six (6) months following the Effective Time. Any holders of shares of PXP Common Stock prior to the Merger who have not complied with this Section 1.9 prior to such time, may look only to the Surviving Corporation, and then only as general creditors, for payment of their claim for Merger Consideration to which such holders may be entitled.

(e)No Liability. No party to this Agreement will be liable to any Person in respect of any amount from the Exchange Fund delivered to a public official in accordance with any applicable abandoned property, escheat or similar law.

(f)Lost Certificates. If any certificate or certificates formerly representing shares of PXP Common Stock is lost, stolen or destroyed, the Exchange Agent will issue the Merger Consideration deliverable in respect of, and in exchange for, such lost, stolen or destroyed certificate, as determined in accordance with this Section 1.9, only upon:

(i) the making of an affidavit of such loss, theft or destruction by the Person claiming such certificate or certificates to be lost, stolen or destroyed; and

(ii) if required by the Surviving Corporation, the posting by such Person of a bond in such amount as the Surviving Corporation may reasonably require as indemnity against any claim that may be made against it with respect to such certificate.

(g)Withholding Rights. The Surviving Corporation and the Exchange Agent may deduct and withhold from the consideration otherwise payable under this Agreement to any holder of shares of PXP Common Stock such amounts as the Surviving Corporation or the Exchange Agent is required to deduct and withhold under the United States Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law with respect to the making of such payment. Any amounts so withheld by the Surviving Corporation or the Exchange Agent will be treated as having been paid to the holder of the shares of PXP Common Stock in respect of which such deduction and withholding was made for all purposes of this Agreement.

      Section 1.10.  Proxy Statement and Schedule 13E-3.

(a)PXP will prepare, in consultation with PMH, the Proxy Statement on Schedule 14A (the "Proxy Statement") to be distributed to holders of the PXP Common Stock for the purpose of soliciting proxies for use at the annual or special meeting of stockholders of PXP at which the adoption of, and the approval of the transactions contemplated by, this Agreement are sought.

(b)Subject to the fiduciary duties of the PXP Board of Directors and the Committee, PXP will recommend to its stockholders in the Proxy Statement the approval of the Merger, this Agreement and the transactions contemplated by this Agreement. PXP will file the Proxy Statement with the SEC as soon as is reasonably practicable after the date of this Agreement and will use all reasonable efforts to respond promptly to comments from the SEC and to cause the Proxy Statement to be mailed to PXP's stockholders at the earliest practicable time.

(c)PXP will not mail,  amend or supplement the Proxy Statement  unless the Proxy
   Statement  or  any  amendment  or  supplement  of  the  Proxy   Statement  is
   satisfactory in content to PMH in the exercise of its reasonable judgment.

(d)As soon as practicable after the date of this Agreement, PMH and PXP will file with the SEC, and will use their reasonable best efforts to cause any of their respective affiliates engaging in this transaction to file with the SEC, a Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3 Transaction Statement") with respect to the Merger.

(e)Each of the Parties agrees to use its reasonable best efforts to cooperate and to provide the other Party with such information as the other Party may reasonably request in connection with the preparation of the Proxy Statement and the Schedule 13E-3 Transaction Statement.

(f)Each Party agrees promptly to supplement, update and correct any information provided by it for use in the Proxy Statement and the Schedule 13E-3 Transaction Statement if and to the extent that such information is or becomes incomplete, false or misleading.

      Section 1.11. Additional Agreement and Provisions. Upon the terms and subject to the conditions of this Agreement:

(a)each Party agrees to use its reasonable best efforts to take, or cause to be taken, all additional action and to do, or cause to be done, all additional things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement;

(b)each Party will cause its proper officers to take all further action that is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either PXP or Acquisition Co. at any time after the Effective Time; and

(c)each Party agrees to use its reasonable best efforts to challenge any action brought against any of the Parties seeking a temporary restraining order or preliminary or permanent injunctive relief which would prohibit, or materially interfere with, the consummation of the transactions contemplated by this Agreement.

                                  ARTICLE II.
                      Representations and Warranties of PXP

      PXP hereby represents and warrants to PMH as follows:

      Section 2.1.  Organization of PXP and its Subsidiaries.

(a)PXP and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all the requisite corporate power and authority to carry on its business as now being conducted and to own, lease, use and operate the properties owned and used by it.

(b)PXP and each of its Subsidiaries is qualified and in good standing to do business in each jurisdiction in which the nature of its business requires it to be so qualified, except to the extent the failure to be so qualified has not had, and would not reasonably be expected to have, a Material Adverse Effect on PXP.

      Section 2.2.  Capitalization of PXP Ownership.

(a)The authorized capital stock of PXP consists of (i) 100,000,000 shares of PXP Common Stock, of which 45,227,931 shares are issued and outstanding and 2,027,918 shares are held in treasury as of the date of this Agreement and
   (ii) 10,000,000 shares of preferred stock, none of which are outstanding. All of the issued and outstanding shares of capital stock of PXP are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights.

(b)Except for outstanding PXP Stock Options to purchase an aggregate of no more than 7,418,317 shares of PXP Common Stock and the 6% Convertible Subordinated Debentures due 2015 of PXP and options therefor which are convertible into 9,517,774 shares of PXP Common Stock (the "PXP Debentures"), there are no outstanding options, warrants or other rights of any kind to acquire (including preemptive rights) any additional shares of capital stock of PXP or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is PXP committed to issue any such option, warrant, right or security.

      Section 2.3. Subsidiaries of PXP. Schedule 2.3 sets forth the name and jurisdiction of organization of each Subsidiary. All shares of the capital stock of each Subsidiary that is a corporation have been validly issued and are fully paid and non-assessable and held beneficially and of record by PXP. Except as listed on Schedule 2.3A, there are no outstanding options, warrants or other rights of any kind to acquire (including preemptive rights) any additional equity interests of any Subsidiary or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any additional equity interests of any Subsidiary, nor is any Subsidiary committed to issue any such option, warrant, right or security. Other than the Subsidiaries referred to in this Section 2.3 and except as listed on
Schedule 2.3B, PXP does not own, directly or indirectly, any equity interest in any other corporation, joint venture, partnership, limited liability company or other entity.

      Section 2.4.Authorization.

(a)PXP has all requisite corporate power and authority to enter into this Agreement and, subject to any necessary approval of the Merger by the stockholders of PXP, to carry out its obligations under and to consummate the transactions contemplated by this Agreement.

(b)The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite corporate action on the part of PXP (other than the approval of this Agreement and the transactions contemplated by this Agreement by the stockholders of PXP). The Board of Directors of PXP has unanimously adopted resolutions approving this Agreement and the Merger, and has determined that the terms of the Merger are fair to, and in the best interests of, PXP and the Public Stockholders.

(c)PXP has taken all action necessary to exempt the Merger and the other transactions contemplated by this Agreement with PMH, Acquisition Co. and their affiliates from the operation of the "Business Combination Statute" contained in Section 203 of the DGCL.

(d)This Agreement has been duly executed and delivered by PXP and, assuming the due authorization, execution and delivery of this Agreement by PMH, constitutes the valid and binding obligation of PXP, enforceable against PXP in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally or by general equitable principles.

(e)Consents.

(i) Assuming that the consents, approvals, qualifications, orders, authorizations and filings referred to in Section 2.4(e)9ii) have been made or obtained, the execution, delivery and performance by PXP of this Agreement will not result in any violation of or be in conflict with, or result in a breach of, or constitute a default under:

                  (1) any term or provision of any state or federal law, ordinance, rule or regulation to which PXP or any of its Subsidiaries is subject, except for such violations, breaches or defaults that would not have, together with all such other violations, breaches and defaults, a Material Adverse Effect on PXP; or

                  (2) the Certificate of Incorporation or By-Laws of PXP or  any
            of its Subsidiaries, as amended and in effect on the date of this Agreement or the Closing Date; or

                  (3) any Contract or Judgment or other restriction to which PXP or any of its Subsidiaries is a party or by which PXP or any of its Subsidiaries is bound, or result in the creation of any Lien upon any of the properties or assets of PXP or any of its Subsidiaries, except for such violations, breaches, defaults or Liens that would not have, together with all such other violations, breaches, defaults and Liens, a Material Adverse Effect on PXP.

(ii) No consent, approval, qualification, order or authorization of, or filing with, any Governmental Entity is required in connection with PXP's valid execution, delivery or performance of this Agreement, or the consummation of any other transaction contemplated on the part of PXP under this Agreement, except (1) in connection, or in compliance, with the Securities Act and the Exchange Act, (2) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which PXP or any of its Subsidiaries is qualified to do business, (3) such approvals, qualifications, orders, authorizations, or filings as may be required under state takeover laws, (4) applicable requirements, if any, of state securities or "blue sky" laws, and (5) approvals, qualifications, orders, authorizations, or filings, the failure to obtain which would not have a Material Adverse Effect on PXP.

      Section 2.5.  Fairness Opinion and Approval by the Committee.

(a)On or prior to the date of this Agreement, the Committee has (i) approved the terms of this Agreement and the transactions contemplated by this Agreement as they related to the Public Stockholders, including without limitation, the Merger, (ii) determined that the Merger is fair to and in the best interest of the Public Stockholders, and (iii) recommended that the Board of Directors of PXP approve this Agreement and such transactions.

(b)The Committee has received an opinion of Salomon Smith Barney Inc. to the effect that the consideration to be received by the Public Stockholders in the Merger is fair to the Public Stockholders from a financial point of view.

      Section 2.6. Brokers and Finders. Other than Salomon Smith Barney Inc., neither PXP nor any Subsidiary has employed any broker, finder, advisor or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to a broker's, finder's or similar fee or commission in connection with or upon the consummation of the transactions contemplated by this Agreement. PXP will be liable for any such fees due to Salomon Smith Barney Inc.

      Section 2.7.  Proxy Statement and other Disclosure Documents.

(c)None of the information to be supplied by PXP for inclusion in the Proxy Statement and any other document required to be filed by PXP with the SEC in connection with the transactions contemplated by this Agreement (each, a "PXP Disclosure Document"), will contain any untrue statement of a material fact or omit to state any material fact required to be stated in, or necessary in order to make the statements in, the PXP Disclosure Document, in light of the circumstances under which they are made, not misleading at the time of the mailing or filing of the PXP Disclosure Document, or of any amendments or supplements to the PXP Disclosure Document.

(d)Each Disclosure Document will, as of its effective date, comply as to form in all material respects with all applicable laws, including the Exchange Act.

      Section 2.8.  SEC Documents; Financial Statements.

(a)Each of PXP and its Subsidiaries has filed all required reports, schedules, forms, statements and other documents with the SEC since January 1, 1995 (collectively, the "SEC Documents").

(b)As of their respective dates, the SEC Documents complied in all material respects with all applicable requirements of the Securities Act, the Exchange Act and the Investment Act. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated in or necessary in order to make the statements in the SEC Documents, in light of the circumstances under which they were made, not misleading.

(c)The financial statements of PXP and its Subsidiaries included in the SEC Documents (i) comply as to form in all material respects with applicable accounting requirements and the applicable published rules and regulations of the SEC, (ii) have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by applicable instructions or regulations of the SEC relating to the preparation of quarterly reports on Form 10-Q) applied on a consistent basis during the period involved (except as may be indicated in the notes to the financial statements), and (iii) fairly present the financial position of PXP or its Subsidiaries as of their dates and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

      Section 2.9. Absence of Certain Changes or Events. Except as disclosed in the SEC Documents filed and publicly available prior to the date of this Agreement, since the date of the most recent audited financial statements included in the filed SEC Documents, each of PXP and its Subsidiaries has conducted its business only in the ordinary course, and there has not been:

(a)any event, occurrence, development or state of circumstances or facts which has had, or would have a reasonable probability of having, individually or in the aggregate, a Material Adverse Effect on PXP;

(b)any incurrence, assumption or guarantee by PXP or any of its Subsidiaries of any material indebtedness for borrowed money other than (i) in the ordinary course of business consistent with past practices, (ii)under credit facilities of PXP or any of its Subsidiaries as in effect as of the date of this Agreement or (iii) indebtedness of a wholly-owned Subsidiary of PXP to PXP or another wholly-owned Subsidiary of PXP, or of PXP to a wholly-owned Subsidiary of PXP;

(c)any creation or other incurrence by PXP or any of its Subsidiaries of any material Lien on any material asset other than in the ordinary course of business consistent with past practices;

(d)any making of any material loan, advance or capital contributions to or investment in any Person other than loans, advances, capital contributions or investments made (i) in the ordinary course of business consistent with past practices, or (ii) by a wholly-owned Subsidiary of PXP to PXP or another wholly-owned Subsidiary of PXP, or by PXP to a wholly-owned Subsidiary of PXP; or

(e)except as set forth in Schedule 2.9(h), any (i) grant of any severance or termination pay to any director or officer of PXP or any president of any of its material Subsidiaries, (ii) increase in benefits payable to any director or officer of PXP or any president of any of its material Subsidiaries under any existing severance or termination pay policies or employment agreements,
   (iii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director or officer of PXP or any president of any of its material Subsidiaries or
   (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director or officer of PXP or any president of any of its material Subsidiaries.

      Section 2.10. No Undisclosed Material Liabilities. There are no liabilities of PXP or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, which would be required to be reflected, reserved for or disclosed under GAAP in the consolidated financial statements of PXP, other than:

(a)liabilities or obligations reflected, reserved for or otherwise provided for in the balance sheet comprising part of the most recent audited financial statements included in the filed SEC Documents;

(b)liabilities  or  obligations   which  would  not,   individually  or  in  the
   aggregate, have a reasonable probability of having a Material Adverse Effect on PXP;

(c)liabilities or obligations incurred under this Agreement or in connection with the transactions contemplated hereby; and

(d)liabilities or obligations incurred in the ordinary course of business since the date of the most recent audited financial statements included in the filed SEC Documents.

      Section 2.11. Compliance with Laws and Court Orders. Except as set forth in SEC Documents prior to the date of this Agreement, each of PXP and its Subsidiaries is and has been in compliance with and, to the knowledge of PXP, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law, rule regulation, judgment, injunction, order or decree, except for such matters as would not, individually or in the aggregate, have a reasonable probability of having a Material Adverse Effect on PXP.

                                  ARTICLE III.
                      Representations and Warranties of PMH

      PMH hereby represents and warrants to PXP as follows:

      Section 3.1. Organization of PMH. PMH is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut.

      Section 3.2. Organization and Authority of Acquisition Co. Acquisition Co. will be a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Acquisition Co. will be incorporated solely for the purpose of merging with and into PXP and taking action incident to the Merger. Except for obligations or liabilities and activities contemplated by this Agreement, Acquisition Co. will not have incurred any obligations or liabilities or engaged in any business activities of any kind prior to the Closing.

      Section 3.3.  Authorization.

(a)PMH has all corporate  power and authority to enter into this  Agreement,  to
   perform  its   obligations   under  this  Agreement  and  to  consummate  the
   transactions contemplated by this Agreement.

(b)The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all corporate action on the part of PMH.

(c)This Agreement has been duly executed and delivered by PMH and, assuming the due authorization, execution and delivery of this Agreement by PXP, constitutes the valid and binding obligation of PMH, enforceable against PMH in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting creditors' rights generally or by general equitable principles.

(d)Upon the formation of Acquisition Co. and the assignment of this Agreement to Acquisition Co. in accordance with Section 7.8, assuming the due authorization, execution and delivery of this Agreement by PXP, this Agreement will constitute the valid and binding obligation of Acquisition Co., enforceable against Acquisition Co. in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting creditors' rights generally or by general equitable principles.

(e)   Consents.

(i) Assuming that the consents, approvals, qualifications, orders, authorizations and filings referred to in Section 3.3(e)(ii)have been made or obtained, the execution, delivery and performance by PMH of this Agreement will not result in any violation of or be in conflict with, or result in a breach of, or constitute a default under:

                  (1) any term or provision of any state or federal law, ordinance, rule or regulation to which PMH or any of its respective Subsidiaries is subject and which violation, breach or default would have, together with all such other violations, breaches and defaults, a Material Adverse Effect on PMH; or

                  (2) the Certificate of Incorporation or By-Laws of PMH and its
            Subsidiaries, as amended and in effect on the date of this Agreement or the Closing Date, or any Contract or Judgment or other restriction to which PMH or any of its Subsidiaries is a party or by which PMH or any of its Subsidiaries is bound, or result in the creation of any Lien upon any of the properties or assets of PMH or any of its Subsidiaries.

(ii) No consent, approval, qualification, order or authorization of, or filing with, any Governmental Entity is required in connection with the valid execution, delivery or performance of this Agreement by PMH, or the consummation of any other transaction contemplated on the part of PMH or Acquisition Co. under this Agreement, except (1) in connection, or in compliance, with the Securities Act and the Exchange Act, (2) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (3) such approvals, qualifications, orders, authorizations, or filings as may be required under state takeover laws, (4) applicable requirements, if any, of state securities or "blue sky" laws, and (5) approvals, qualifications, orders, authorizations, or filings, the failure to obtain which would not have a Material Adverse Effect on PMH.

      Section 3.4. Brokers and Intermediaries. Other than Morgan Stanley & Co, Incorporated ("Morgan Stanley"), PMH has not employed any broker, finder, advisor or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to a broker's, finder's, or similar fee or commission in connection with or upon the consummation of the transactions contemplated by this Agreement. PMH will be liable for any such fees due to Morgan Stanley.

      Section 3.5. PXP Disclosure Document. None of the information to be supplied by PMH for inclusion in any PXP Disclosure Document will contain any untrue statement of a material fact or omit to state any material fact required to be stated in or necessary in order to make the statements in the PXP Disclosure Document, in light of the circumstances under which they are made, not misleading at the time of the mailing or filing of the PXP Disclosure Document and of any amendments or supplements to the PXP Disclosure Document.

      Section 3.6. Financial Ability. PMH has the financial ability to cause Acquisition Co. to pay the Merger Consideration and to consummate the other transactions contemplated by this Agreement.

                                  ARTICLE IV.
                        Certain Covenants and Agreements

      Section 4.1. Announcement. None of PXP, PMH or their respective Affiliates will issue any press release or otherwise make any public statement with respect to this Agreement and the transactions contemplated by this Agreement without the prior consent of the other Party (which consent will not be unreasonably withheld), except as may be required by applicable law or stock exchange regulation. PMH and PXP will, to the extent practicable, consult with each other before issuing, and provide each other the opportunity to review and comment upon, any such press release or other public statement with respect to this Agreement and the transactions contemplated by this Agreement whether or not required by law.

      Section 4.2. Notification of Certain Matters. PXP will give prompt notice to PMH, and PMH will give prompt notice to PXP, of:

(a)the   occurrence   or   non-occurrence   of  any  event  the   occurrence  or
   non-occurrence of which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time; and

(b)any material failure of PXP or of PMH, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

The delivery of any notice under this Section 4.2 will not limit or otherwise affect the remedies available under this Agreement to the Party receiving the notice.

      Section 4.3.  Directors' And Officers' Indemnification.

(a)The Certificate of Incorporation and the By Laws of the Surviving Corporation will contain the provisions with respect to indemnification and limitation of liability of directors and officers set forth in PXP's Certificate of Incorporation and By Laws on the date of this Agreement. These provisions may not be amended, repealed or otherwise modified for a period of six (6) years following the Effective Time in any manner that would adversely affect the rights under the Certificate of Incorporation and By Laws of individuals who on or prior to the Effective Time were directors or officers of PXP, unless such modification is required by law.

(b)The Surviving Corporation will maintain in effect for six (6) years from the Effective Time policies of directors' and officers' liability insurance containing terms and conditions which are not less advantageous to the insured than any such policies of PXP currently in effect on the date of this Agreement (the "PXP Insurance Policies"), with respect to matters occurring prior to the Effective Time, to the extent available to the Surviving Corporation on commercially reasonable terms.

      Section 4.4. Stockholder Meeting. PXP will call and hold a meeting of the stockholders of PXP for the purpose of approving the adoption and approval of this Agreement and the transactions contemplated by this Agreement. PMH agrees to vote all shares of PXP Common Stock owned by it, and to cause Acquisition Co. to vote all shares of PXP Common Stock owned by Acquisition Co., at the Stockholders Meeting in favor of the adoption and approval of this Agreement and the transactions contemplated by this Agreement.

                                   ARTICLE V.
                              Conditions Precedent

      Section 5.1.Conditions to each Party's Obligation to Effect the Merger. The respective obligation of each Party to effect the Merger is subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any of which may be waived by the Parties in writing, in whole or in part, to the extent permitted by applicable law):

(a)No Injunction or Proceeding. No preliminary or permanent injunction, temporary restraining order or other decree of any Governmental Entity and no action, suit or proceeding by, or before, any Governmental Entity may have been instituted or threatened that prohibits the consummation of the Merger or materially challenges the transactions contemplated by this Agreement.

(b)Consents. Other than the filing of the Certificate of Merger, all consents, approvals and authorizations of and filings with Governmental Entities required for the consummation of the transactions contemplated by this Agreement must have been obtained or effected or filed.

(c)Approval of Holders of PXP Common Stock. This Agreement and the Merger must have been adopted by the affirmative vote or written consent of a majority of the outstanding shares of PXP Common Stock.

(d)Opinion of Financial Advisor. The opinion of Salomon Smith Barney Inc. referred to in Section 2.5 must not have been withdrawn or revoked.

      Section 5.2. Conditions to the Obligation of PXP to Effect the Merger. The obligation of PXP to effect the Merger is further subject to the satisfaction or waiver of each of the following conditions prior to or at the Closing Date:

(a)Representations and Warranties. The representations and warranties of PMH contained in this Agreement must be true and correct in all material respects at and as of the Effective Time as though made at and as of the Effective Time;

(b)Agreements. PMH must have performed and complied in all material respects with all its undertakings and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing Date; and

(c)Certificate. PXP must have received a certificate of an executive officer of PMH , dated the Closing Date, certifying that the conditions specified in
   Section 5.2(a) and Section 5.2(b), as the case may be, have been fulfilled.

      Section 5.3. Conditions to the Obligation of PMH to Cause Acquisition Co. to Effect the Merger. The obligation of PMH to cause Acquisition Co. to effect the Merger is further subject to the satisfaction or waiver of each of the following conditions prior to or at the Closing Date:

(a)Representations and Warranties. The representations and warranties of PXP contained in this Agreement must be true and correct in all material respects at and as of the Effective Time as though made at and as of the Effective Time (except, in the case of the representation and warranty contained in Section 2.9, with respect to events occurring after the date hereof in the ordinary course of business consistent with past practice or approved in writing by PMH);

(b)Agreements. PXP must have performed and complied in all material respects with all of its undertakings and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing Date;

(c)Certificate. PMH must have received a certificate of an executive officer of PXP, dated the Closing Date, certifying that the conditions specified in
   Section 5.3(a) and Section 5.3(b) have been fulfilled;

(d)Appraisal Rights. The holders of not more than 5% of the issued and outstanding shares of PXP Common Stock may have exercised their rights to dissent from the Merger in accordance with Section 262 of the DGCL and
   Section 1.7 of this Agreement; and

(e)PXP Benefit Plans. PXP will have no obligation to issue, transfer or sell any shares of its capital stock or other securities of PXP pursuant to any employee benefit plan or otherwise.

                                  ARTICLE VI.
                        Termination, Amendment and Waiver

      Section 6.1. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the holders of PXP Common Stock referred to in Section 5.1(c):

(a)   by the mutual written consent of PMH and PXP,

(b)   by either PMH or PXP, in each case by written notice to the other, if:

(i) the Merger has not been consummated on or prior to December 31, 2000; provided that the right to terminate this Agreement under this Section 6.1(b)(i) will not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to occur on or prior to such date; or

(ii) the Committee or the PXP Board of Directors withdraws, or modifies or changes in any manner adverse to PMH, its approval of this Agreement or the Merger, or its recommendation that the Public Stockholders of PXP adopt this Agreement, after having concluded in good faith after consultation with independent legal counsel that there is a reasonable probability that the failure to take such action would result in a violation of its fiduciary obligations under applicable law.

      Section 6.2. Effect of Termination. If this Agreement is terminated as provided in Section 6.1, this Agreement will become null and void, and there will be no liability on the part of PMH, or PXP or their Affiliates (except that the provisions of Section 7.4 will survive any termination of this Agreement); provided that nothing in this Agreement will relieve any party from any liability or obligation with respect to any breach of this Agreement prior to such termination.

      Section 6.3. Amendment. This Agreement may be amended only by an agreement in writing executed by both Parties.

      Section 6.4.Waiver. At any time prior to the Effective Time. whether before or after the approval of the holders of PXP Common Stock referred to in
Section 5.1(c), either Party may:

(a)extend the time for the performance of any of the obligations or other acts of the other Party; or

(b)waive compliance with any of the agreements of the other Party or fulfillment of any conditions to its own obligations under this Agreement.

Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such Party by a duly authorized officer.

                                  ARTICLE VII.
                                  Miscellaneous

      Section 7.1. Definitions. In this Agreement, unless the context otherwise provides, the following terms have the following meanings:

      "Acquisition Co." has the meaning specified in Recital B.

      "Acquisition Co. Common Stock" has the meaning specified in Section 1.1.

      "Affiliates" means, with respect to any Person, (i) any other Person that directly or indirectly Controls, is Controlled by or is under common Control with, such Person, or (ii) any director, officer, partner, member of management or employee of such Person, provided that none of PMH and its Subsidiaries will be deemed to be Affiliates of PXP and its Subsidiaries.

      "Certificate of Merger" has the meaning specified in Section 1.3.

      "Closing" has the meaning specified in Section 1.4.

      "Closing Date" has the meaning specified in Section 1.4.

      "Code" has the meaning specified in Section 1.9(g).

      "Committee" has the meaning specified in the Recitals.

      "Contract" means any contract, license, lease, grant of immunity from suit in relation to intellectual property rights, commitment, arrangement, purchase or sale order, undertaking, understanding or other agreement, whether written or oral.

      "Control" means the power to direct or cause the direction of management or policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

      "DGCL" has the meaning specified in Recital B.

      "Dissenting Shares" has the meaning specified in Section 1.7.

      "Effective Time" has the meaning specified in Section 1.3.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated under such Act from time to time.

      "Exchange Agent" has the meaning specified in Section 1.9(a).

      "Exchange Fund" has the meaning specified in Section 1.9(a).

      "GAAP" means accounting principles and practices generally accepted from time to time in the United States.

      "Government Entity" means a court, legislature or other agency or instrumentality or political subdivision of federal, state or local government.

      "Investment Act" means the Investment Company Act of 1940, as amended, and the Investment Advisors Act of 1940, as amended, and the rules and regulations of the SEC promulgated under such Acts from time to time.

      "Judgment" means any judgment, order, award, writ, injunction or decree of any Governmental Entity or arbitrator.

      "Letter of Transmittal" has the meaning specified in Section 1.9(b)(i).

      "Lien" means any mortgage, pledge, lien, charge, restriction, claim or encumbrance of any nature whatsoever, including but not limited to, any restriction on use, transfer, voting, receipt of income or other exercise of any attributes of ownership.

      "Material Adverse Effect" means, in relation to a Party, any effect, condition, circumstance or development preventing or significantly impairing the ability of that Party to consummate the transactions contemplated by this Agreement or materially delaying the consummation of any of the transactions contemplated by this Agreement, including, in relation to PXP only, any effect, condition, circumstance or development having a material adverse effect on the business, assets, liabilities, results of operations, or financial condition of PXP and its Subsidiaries, taken as a whole.

      "Merger" has the meaning specified in Recital B.

      "Merger Consideration" has the meaning specified in Section 1.6(b)(i).

      "Morgan Stanley" has the meaning specified in Section 3.4.

      "Party" means each of PMH and PXP, and any other Person that may become a party to this Agreement from time to time.

      "Person" means any individual, corporation, joint venture, partnership, limited liability company, trust, unincorporated organization, Governmental Entity or other entity.

      "Proxy Statement" has the meaning specified in Section 1.10(a).

      "Public Stockholders" means all of the holders of shares of PXP Common Stock, excluding PMH and members of management of PXP.

      "PXP Common Stock" has the meaning specified in Recital A.

      "PXP Debentures" has the meaning specified in Section 2.2(b).

      "PXP Disclosure Document" has the meaning specified in Section 2.7(a).

      "PXP Insurance Policies" has the meaning specified in Section 4.3(b).

      "PXP Stock Option" has the meaning specified in Section 1.7(d).

      "Schedule  13E-3  Transaction  Statement"  has the  meaning  specified  in
Section 1.10(d).

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated under such Act from time to time.

      "SEC" means the Securities and Exchange Commission, and any successor or replacement entity.

      "SEC Documents" has the meaning specified in Section 2.8.

      "Subsidiary" means any Person of which PXP, directly or indirectly, owns or controls capital stock (or other equity interests) representing more than 50% of the general voting power of such entity under ordinary circumstances.

      "Surviving Corporation" has the meaning specified in Section 1.2.

      "Surviving Corporation Common Stock" has the meaning specified in Section 1.6(a).

      Section 7.2. Performance Guarantee by PHL. PHL hereby unconditionally and irrevocably guarantees for the benefit of PXP, the punctual and complete performance and discharge by PMH, and following an assignment by PMH of all of its rights, interests and obligations under this Agreement to Acquisition Co. under Section 7.8, Acquisition Co., of all their financial obligations and liabilities under this Agreement.

      Section 7.3. Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered under this Agreement will survive the Effective Time, and none of PMH, PXP, their respective Affiliates and any of the officers, directors, employees or stockholders of any of the foregoing, will have any liability whatsoever with respect to any such representation or warranty after such time. This Section 7.3 will not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

      Section 7.4. Expenses. Except as contemplated by this Agreement, all costs and expenses incurred in connection with the Agreement and the consummation of the transactions contemplated by this Agreement will be the obligation of the Party incurring such expenses.

      Section 7.5. Applicable Law. This Agreement will be governed by the laws of the State of Delaware.

      Section 7.6. Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States, return receipt requested upon receipt; (b) if sent by reputable overnight air courier, two business days after being so sent; (c) if sent by telecopy transmission, with a copy mailed on the same day in the manner provided in clause (a) or (b) above, when transmitted and receipt is confirmed by telephone; or (d) if otherwise actually personally delivered, when delivered, and shall be sent or delivered as follows:

      If to PXP, to:

      Phoenix Investment Partners, Ltd.
      One American Row
      Hartford, Connecticut 06102
      Attention: Nancy Engberg
      Fax: 860-403-7600
      Tel: 860-403-5973

      with a copy to:

      Lord Bissell & Brook
      118 South La Salle Street
      Chicago, Illinois 60603
      Attention: John S. Chapman
      Fax: 312-443-0336
      Tel: 312-443-0700

If to PMH or Acquisition Co., to:

      PM Holdings, Inc.
      One American Row

      Hartford, Connecticut 06115
      Attention: Tracy L. Rich
      Fax: 860-403-7203
      Tel: 860-403-5566

      with a copy to:

      Debevoise & Plimpton.
      875 Third Avenue
      New York, NY 10022
      Attention: Gregory V. Gooding
      Fax: 212-909-6836
      Tel: 212-909-6870

If to PHL, to:

      Phoenix Home Life Mutual Insurance Company
      One American Row

      Hartford, Connecticut 06115
      Attention: Tracy L. Rich
      Fax: 860-403-7203
      Tel: 860-403-5566

      with a copy to:

      Debevoise & Plimpton.
      875 Third Avenue
      New York, NY 10022
      Attention: Gregory V. Gooding
      Fax: 212-909-6836
      Tel: 212-909-6870

Such names and addresses may be changed by such notice.

      Section 7.7. Entire Agreement. This Agreement (including the documents and instruments referred to in this Agreement) contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

      Section 7.8. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by either Party (whether by operation of law or otherwise) without the prior written consent of the other Party, provided that PMH may assign all of its rights, interests and obligations under this Agreement to Acquisition Co. following the formation thereof (in which event PMH will cause Acquisition Co. to comply with all of its obligations hereunder).

      Section 7.9. Headings References. The article, section and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

      Section 7.10. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which will be considered one and the same agreement.

      Section 7.11. No Third Party Beneficiaries.  Except as provided in Section
1.9 and Section 4.3, nothing in this Agreement, express or implied, is intended to confer upon any Person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

      Section 7.12. Severability; Enforcement. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or unenforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provisions will be interpreted to be only so broad as is enforceable.

                     [remainder of this page left intentionally blank]

      IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

                                   PHOENIX INVESTMENT PARTNERS, LTD.


                                   By:/s/  Philip R. McLoughlin
                                      ------------------------------------------
                                      Name: Philip R. McLoughlin
                                      Title:Chairman and Chief Executive Officer

                                   PM HOLDINGS, INC.


                                   By:/s/  David W. Searfoss
                                      ------------------------------------------
                                      Name: David W. Searfoss
                                      Title:Vice President

                                   With respect to Section 7.2 and Section 7.8 only:

                                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY


                                   By:/s/  David W. Searfoss
                                      ------------------------------------------
                                      Name: David W. Searfoss
                                      Title:Executive Vice President and
                                            Chief Financial Officer

                                  Schedule 2.3
                                  ------------
                              [See attached list.]

                                  Schedule 2.3A
                                  -------------

      PXP is party to Amended and Restated Put/Call Agreements with each of the employee members of Seneca Capital Management LLC pursuant to which the employee members have certain rights to require PXP to purchase their membership interests and PXP has certain rights to require such members to sell their membership interests to PXP.

                                  Schedule 2.3B
                                  -------------

Investment of $435,000 in PHL/FSI Investment partnership (which, in turn, owns shares of Fisher Scientific, Inc. and Procurenet, Inc.).

Preferred stock holding of $1,000,000 in IBEX, Inc.

Equity interest of $360,000 in Phoenix CDO I, Ltd.

30% equity interest in the common stock of Greystone Financial Group

Holding of 154, 134 shares of common stock of National-Oilwell, Inc.

Holding of 300 warrants in NASDAQ

Other miscellaneous passive investments that neither individually nor taken as a whole are material.